UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 23, 2019

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1455 Market Street, 4th Floor

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2019, Travis Kalanick informed Uber Technologies, Inc. (the “Company”) of his intention to resign as a member of the Company’s board of directors, effective as of December 31, 2019. Mr. Kalanick’s resignation was not the result of any disagreement between Mr. Kalanick and the Company, its management, board of directors or any committee thereof, or with respect to any matter relating to the Company’s operations, policies or practices.

In a note to the board of directors regarding his departure, Mr. Kalanick stated that “I am resigning from the board effective December 31. I am devoting increasing amounts of time to my new business ventures, and given that I have just sold my remaining shares, I think the time is right for me to move on as a member of the board. The past decade has been an amazing journey for Uber. The company went from a scrappy start-up operating with just a few cars in San Francisco to a truly global phenomenon that changed the way people view transportation. I am proud of all that Uber has achieved and will continue to cheer for its future from the sidelines. I want to thank the board, Dara, and the entire Uber team for everything you've done to further the Uber mission. I wish you all good luck as you take the company into its next phase of growth and development, and I hope you have a healthy and happy holiday season.”

Dara Khosrowshahi, CEO, stated: “Very few entrepreneurs have built something as profound as Travis Kalanick did with Uber. I’m enormously grateful for Travis’ vision and tenacity while building Uber, and for his expertise as a board member. Everyone at Uber wishes him all the best.”

Ron Sugar, the Company’s independent chairperson of the board of directors, stated: “I want to thank Travis for his service as a director on the Board. His unique expertise, honed over 10 years building Uber from a scrappy startup into the global public company it is today, will be missed. On behalf of the entire Board, I wish him the best of luck with his new endeavors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: December 23, 2019	By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer